UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 11, 2004

ITC^DELTACOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(706) 385-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2004, ITC^DeltaCom, Inc. (the “Company”) issued a press release announcing certain consolidated financial and operating results for the three and nine months ended September 30, 2004 and hosted a conference call to discuss those results. On November 12, 2004, the Company issued a correcting press release related to the November 11, 2004 press release.

Copies of the November 11, 2004 and November 12, 2004 press releases are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. A transcript of the November 11, 2004 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: November 15, 2004	/s/ J. Thomas Mullis
Senior Vice President- Legal and Regulatory

Exhibit Index

Exhibit Number	Description
99.1	Press releases dated November 11, 2004 and November 12, 2004.

99.2	Transcript of conference call held on November 11, 2004.